UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): August 19, 2008

Bakers Footwear Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	000-50563	43-0577980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2815 Scott Avenue St. Louis, Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(314) 621-0699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 19, 2008, Bakers Footwear Group, Inc. (the “Company”) received a letter from The Nasdaq Stock Market (“Nasdaq”) stating that the Company regained compliance with the requirement to have a minimum market value of publicly held shares of $5,000,000 pursuant to Marketplace Rule 4450(a)(2) and that the matter is now closed.

As previously disclosed, on June 9, 2008 the Company received a staff deficiency letter from Nasdaq informing the Company that for the previous 30 consecutive trading days it had not maintained the minimum market value of publicly held shares and that the Company had 90 days to regain compliance. During the subsequent compliance period under Marketplace Rule 4450(e)(1), the Company’s market value of publicly held shares equaled or exceeded $5,000,000 for at least ten consecutive trading days. Accordingly, Nasdaq has informed the Company that it has regained compliance with Marketplace Rule 4450(a)(2).

On August 19, 2008, the Company issued a press releasing announcing that it has regained compliance with Marketplace Rule 4450(a)(2). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

Exhibit 99.1 contains forward-looking statements (within the meaning of Section 27(A) of the Securities Act of 1933 and Section 21(E) of the Securities Exchange Act of 1934). The Company has no duty to update such statements. Actual future events and circumstances could differ materially from those set forth in this Current Report, including Exhibit 99.1, due to various factors.

Factors that could cause these conditions not to be satisfied include inability to satisfy debt covenants, material declines in sales trends and liquidity, inability to satisfy listing requirements, material changes in capital market conditions or in the Company’s business, prospects, results of operations or financial condition and other risks and uncertainties, including those detailed in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, including those discussed in “Item 1. Business — Recent Developments” in the Form 10-K, and in both reports under the captions “Risk Factors,” “Management’s Discussion and Analysis of Financial Position and Results of Operations” and in both of those reports in Note 2 to the Company’s financial statements, and in the Company’s other filings with the Securities and Exchange Commission.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits. See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC.

Date: August 20, 2008	By:	/s/ Charles R. Daniel, III
Charles R. Daniel, III Vice President—Finance, Controller, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated August 19, 2008.